SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________

FORM 8-K
Amendment to Current Report
______________

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2005 (July 13, 2005)

SoftNet Technology Corp.
(Exact name of Registrant as specified in charter)

    Nevada                                      000-07693                                74-3035831
(State or other                        (Commission file                        (I.R.S. Employer
jurisdiction of                               number)                          Identification Number)
incorporation)

1 Anderson Road, Suite 105
Bernardsville, New Jersey  07924
(Address of Principal Executive Offices)

(908) 204-9911
(Telephone Number, Including Area Code)

(Former name or former address, if changes since last report)

___________________

Item 2.01 Completion of Acquisition or Disposition of Assets.

          On or about August 1, 2005, Indigo Technology Services, Inc. (“Indigo”), a wholly owned subsidiary of the Company, entered into an Asset Purchase Agreement whereby Indigo purchased the assets, including all customer agreements, and any rights under purchase orders, together with all intellectual property rights and goodwill, of Georgia based Cord Consulting (“Cord”), an information technology consulting business.  Under the terms of the Asset Purchase Agreement, the purchase price to acquire Cord was a total of $200,000, comprised of cash installment payments of a total of $50,000, and $150,000 of stock of the Company, the market value of which was calculated pursuant to the Asset Purchase Agreement.

          On or about October 17, 2005, Indigo Technology Services, Inc. (“Indigo”), a wholly owned subsidiary of the Company, entered into a Asset Purchase Agreement whereby Indigo sold to Seamless Skyy-Fi, Inc. (“Seamless”) all of its right, title and interest in the “GuestWorx” business of Indigo, including, without limitation, all assets, property (including the GuestWorx software) and contracts, in a cashless transaction where the consideration consisted of the delivery of the sufficient number of shares of Seamless’ Class C Preferred Stock with a market vale of $100,000 as calculated in the Asset Purchase Agreement.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment
                 of Principal Officers.

          On or about July 13, 2005, the Company announced that Michael Pollack C.P.A. was elected to the Board of Directors effective April 20, 2005.  Mr. Pollack will chair the Company’s Audit Committee and the Committee on Internal Controls and Procedures.  Mr. Pollack, formerly with the Company’s auditors, has a working knowledge of the accounts and procedures of the Company and will consult with the Company, on an as needed basis, on all significant financial disclosure matters.

Item 9.01  Financial Statements and Exhibits.

a.       Financial Statements of Businesses Acquired.

          None

b.       Pro Forma Financial Information.

          None

c.       Exhibits.

99.1     Asset Purchase Agreement dated August 1, 2005, between George Freidkin, an individual doing business as Cord Consulting Company and Indigo Technology Services, Inc., a Georgia corporation.

99.2 Asset Purchase Agreement between Indigo Technology Services, Inc., a Georgia Corporation, and Seamless Skyy-Fi, Inc., a Nevada corporation, dated as of  October___,    2005.

Signatures

          Pursuant to the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 20, 2005                                                    SoftNet Technology Corp.
                                                                                            (Registrant)

                                                                                            /s/ James M. Farinella___________
                                                                                            James M. Farinella/President and CEO